UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 24, 2005

EZENIA! INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-25882	04-3114212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

154 Middlesex Turnpike, Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (781) 505-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                On February 21, 2005, the Board of Directors of Ezenia! Inc. (the “Company”) appointed Gerald P. Carmen to serve as a Class I Director of the Company.

                There exist no arrangements, understandings or transactions between the Company and Mr. Carmen required to be reported on this Current Report.

Item 7.01. Regulation FD Disclosure.

                The Company issued a press release, dated February 24, 2005, announcing the appointment of Mr. Carmen to its Board of Directors.  A copy of this press release is attached as Exhibit 99.1 hereto.  Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit and the information set forth therein is deemed to be furnished pursuant to this Item 7.01, and shall not be deemed “filed” under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(c)           Exhibits.

                99.1         Ezenia! Inc. Press Release, dated February 24, 2005.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZENIA! INC.

Dated: February 24, 2005	By:	/s/ Khoa D. Nguyen

Khoa D. Nguyen

Chief Executive Officer and

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Ezenia! Inc. Press Release, dated February 24, 2005.